EXHIBIT 10.1
BALLOON PROMISSORY NOTE

THIS LOAN IS PAYABLE IN FULL AT MATURITY. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, IF WILLING TO LEND YOU THE MONEY (THERE IS NO PROMISE TO SO LEND).  IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY A LOAN PROCESSING FEE IF YOU OBTAIN REFINANCING FROM ___________________.

_______________ _____, 201___

3014 McCulloch Circle, Houston, Texas

1.	BORROWER’S PROMISE TO PAY, In return for the loans Borrower has received,

(i)	On _______________ _____, 201___ for $___________.00

Borrower promises to pay U.S. $___________.00 (this amount is called “principal”), plus interest, to the order of the Lender which is ___________________  Borrower will make all payments under this Note in the form of cash, check, certified funds or money order at the option and direction of Lender. Borrower understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the “Note Holder.”

In return for the loan of $___________.00 that Borrower has received, from Lender, Borrower promises to pay U.S. $___________.00 (this amount is called “principal”), plus interest from _______________ _____, 201___, to the order of the Lender which is ___________________. Borrower will make all payments under this Note in the form of cash, check, certified funds or money order at the option and direction of Lender. Borrower understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this Note is called the “Note Holder.”

2. INTEREST

Interest will be charged on unpaid principal until the full amount of principal has been paid. Borrower will pay interest at a yearly rate of 5%. The interest rate required by this Section 2 is the rate Borrower will pay both before and after any default.

3. PAYMENTS

(A) Time and Place of Payments

Borrower will pay principal and interest by making one (1) balloon payment at the day of the maturity of the loan, which is called the “maturity date.” Borrower will make this payment at 3014 McCulloch Circle, Houston, Texas 77056 or at a different place if required by the Note Holder.  The maturity date for this Note at which time all outstanding unpaid principal and accrued interest shall become due and payable is January 9, 201___.

(B) Amount of Maturity Payment

The maturity payment will be in the amount of $__________.00 U.S dollars (unless amounts of principal and interest have been paid previously).

4. BORROWER’S RIGHT TO PREPAY

Borrower has the right to make payments of principal at any time before they are due. A payment of principal only is known as a “prepayment.” Borrower may not designate a payment as a prepayment if Borrower has not made all the monthly payments due under the Note. Borrower may make a full prepayment or partial prepayments without paying a prepayment charge. The Note Holder will use prepayments to reduce the amount of principal that Borrower owes under this Note. However, the Note Holder may apply prepayment to the accrued and unpaid interest on the prepayment amount, before applying prepayment to reduce the principal amount of the Note. If Borrower makes a partial prepayment, there will be no changes in the due date or in the amount of monthly payments unless the Note Holder agrees in writing to those changes.

5. OBLIGATIONS OF ENTITIES/PERSONS UNDER THIS NOTE

If more than one entity and/or person signs this Note, each entity and/or person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any entity and/or person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any entity and/or person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note.  The Note Holder may enforce its rights under this Note against each entity and/or person individually or against all of us together. This means that any one of us may be required to pay all of the amounts owed under this Note.

6. WAIVERS

Note Holder and any other entity and/or person who has obligations under this Note waive the rights of presentment and notice of dishonor. “Presentment” means the right to require the Note Holder to demand payment of amounts due. “Notice of dishonor” means the right to require the Note Holder to give notice to other entity and/or persons that amounts due have not been paid.

WITNESS THE HAND(S) OF THE UNDERSIGNED

____________________________________
Borrower: /s/ Richard J. Church as President for
REO Plus, Inc

This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

There are no unwritten oral agreements between the parties.

______________________________
Signature of Lender –
___________________

_______________________________
Signature of Borrower –
Richard J. Church, President of REO Plus, Inc.